UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2003

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Woodley Avenue, Van Nuys, California (Address of Principal Executive Offices)		91406 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On April 11, 2003, Superior Industries International, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

On April 11, 2003, at 11:00 a.m. Eastern Time, Superior Industries International, Inc. conducted an earnings conference call regarding its financial results for the fiscal quarter ended March 31, 2003. A transcript of such conference call is furnished as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)

Date:	May 2, 2003

/s/ R. Jeffrey Ornstein R. Jeffrey Ornstein Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated April 11, 2003, issued by Superior Industries International, Inc.

99.2	Transcript of earnings conference call of Superior Industries International, Inc. conducted April 11, 2003 at 11:00 a.m. Eastern Time